CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - $ / shares shares in Thousands	Aug. 31, 2015	Nov. 30, 2014	Nov. 30, 2013
CONDENSED CONSOLIDATED BALANCE SHEETS
Common stock, par value (in dollars per share)	$ 0.10	$ 0.10	$ 0.10
Common stock, shares authorized	100,000	100,000	100,000
Common stock, shares issued	70,802	69,822	68,878
Common stock, shares outstanding	69,968	69,298	68,549
Treasury stock, shares	834	524	329